UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CARING BRANDS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☒ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2026

Caring Brands, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42941	99-4103908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 S Indian River Drive,

Suite 202 pbm# 1232,

Fort Pierce, FL 34950

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 896-7616

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CABR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 29, 2026, Caring Brands, Inc. (the “Company”) determined that the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 12, 2026 (the “Proxy Statement”), contained an inadvertent error with respect to the record date for the Company’s annual meeting of stockholders. Specifically, the Proxy Statement incorrectly stated that the record date for determining stockholders entitled to notice of, and to vote at, the annual meeting was May 12, 2026. The correct record date is May 14, 2026.

All other information set forth in the Proxy Statement remains unchanged. Only stockholders of record as of May 14, 2026 are entitled to notice of, and to vote at, the annual meeting of stockholders. The Company intends to file a revised definitive proxy statement to correct this error.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026	Caring Brands, Inc.

	By:	/s/ Glynn Wilson
	Name:	Dr. Glynn Wilson
	Title:	Chief Executive Officer